                                                                      Exhibit 99

Household International, Inc.
--------------------------------------------------------------------------------
Quarterly Financial Supplement - March 31, 2003

We monitor our operations and evaluate trends on a managed basis which assumes that securitized receivables have not been sold and are still on our balance sheet. We manage our operations on a managed basis because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations, review our operating results and make decisions about allocating resources such as employees and capital on a managed basis. As a result, we believe this information will facilitate investors' understanding of our results and trends.

Quarterly Highlights
--------------------------------------------------------------------------------------------------------------
Summary Owned Income Statement                                  Three Months Ended         % Change from Prior
                                                         --------------------------------  -------------------
($ millions)                                             3/31/03(1)   12/31/02   3/31/02      Qtr.       Year
--------------------------------------------------------------------------------------------------------------
Owned-basis net interest margin and other revenues,
  excluding loss on disposition of Thrift assets
  and deposits                                           $2,873.6     $2,922.9   $2,736.0     (1.7)%       5.0%
Loss on disposition of Thrift assets and deposits              --        378.2         --    100.0          --
Owned-basis provision for credit losses                   1,009.6        985.1      923.0      2.5         9.4
Costs and expenses, excluding acquisition related
  costs                                                   1,223.6      1,111.6    1,067.5     10.1        14.6
HSBC acquisition related costs incurred by Household        198.2           --         --    100.0       100.0
--------------------------------------------------------------------------------------------------------------
Income before income taxes                                  442.2        448.0      745.5     (1.3)      (40.7)
Income taxes                                                186.8        109.8      254.5     70.1       (26.6)
--------------------------------------------------------------------------------------------------------------
Net income                                               $  255.4     $  338.2   $  491.0    (24.5)%     (48.0)%
==============================================================================================================
Operating net income, excluding
  non-recurring charges (2)                              $  422.7     $  578.2   $  491.0    (26.9)%     (13.9)%
--------------------------------------------------------------------------------------------------------------

Selected Financial Ratios
--------------------------------------------------------------------------------------------------------------
Owned Basis:
Return on average common shareholder's (s') equity            9.8%        13.9%      23.5%   (29.5)%     (58.3)%
Return on average common shareholder's (s') equity,
  excluding non-recurring charges (2)                        17.1         23.4       23.5    (26.9)      (27.2)
Return on average owned assets                               1.02         1.33       2.18    (23.3)      (53.2)
Return on average owned assets,
  excluding non-recurring charges (2)                        1.69         2.27       2.18    (25.6)      (22.5)
Net interest margin                                          7.29         7.42       7.82     (1.8)       (6.8)
--------------------------------------------------------------------------------------------------------------
Managed Basis:
Return on average managed assets                              .82%        1.07%      1.76%   (23.4)%     (53.4)%
Return on average managed assets,
  excluding non-recurring charges (2)                        1.36         1.84       1.76    (26.1)      (22.7)
Efficiency ratio                                             41.7         33.8       31.8     23.4        31.1
Efficiency ratio,
  excluding non-recurring charges (2)                        35.5         30.0       31.8     18.3        11.6
Net interest margin                                          8.30         8.28       8.74      0.2        (5.0)
Tangible equity to tangible managed assets (3)(4)            6.98         9.08       8.10    (23.1)      (13.8)
Tangible common equity to tangible managed assets (3)        4.79         6.83       6.44    (29.9)      (25.6)
--------------------------------------------------------------------------------------------------------------


(1) In accordance with the guidelines for accounting for business combinations, the purchase price paid by HSBC plus related purchase accounting adjustments have been "pushed-down" and recorded in our financial statements for periods subsequent to March 28, 2003, resulting in a new basis of accounting reflecting the fair market value of our assets and liabilities for the "successor" period beginning March 29, 2003. To assist in the comparability of our financial results, the quarterly financial supplement combines the "predecessor period" (January 1 to March 28, 2003) with the "successor period" (March 29 to March 31, 2003) to present "combined" quarterly results for the three months ended March 31, 2003.

(2) Represents a non-GAAP financial measure which is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information contained herein and in our Form 10-Q for the quarterly period ended March 31, 2003. For 2003, the operating results, percentages and ratios presented exclude the $170.9 million (after-tax) of HSBC acquisition related costs which include payments to executives under existing employment agreements and investment banking, legal and other costs resulting from HSBC's acquisition of Household, and $3.6 million of net income relating to amortization of preliminary purchase accounting adjustments. For the fourth quarter 2002, the operating results, percentages and ratios presented exclude the $240.0 million (after-tax) loss on the disposition of Household Bank, f.s.b. (the "Thrift") assets and deposits.

(3) Represents a non-GAAP financial ratio that is used by certain rating agencies as a measure of capital adequacy. The ratio may differ from similarly named measures presented by other companies.

(4) Excluding the impact of "push-down" accounting on our assets and common shareholder's equity, TETMA would have been 8.78 percent at March 31, 2003.

Household International, Inc.
--------------------------------------------------------------------------------
Consolidated Statements of Income - Owned Basis


Three Months
-------------------------------------------------------------------------------------------------------------
                                                                  Three Months Ended      % Change from Prior
                                                         -------------------------------- -------------------
($ millions)                                             3/31/03    12/31/02      3/31/02    Qtr.     Year
-------------------------------------------------------------------------------------------------------------
Finance and other interest income                         $2,545.0    $2,669.1   $2,535.7    (4.6)%   0.4%
Interest expense                                             912.0       952.6      938.8    (4.3)   (2.9)
-------------------------------------------------------------------------------------------------------------
Net interest margin                                        1,633.0     1,716.5    1,596.9    (4.9)    2.3
Provision for credit losses on owned receivables           1,009.6       985.1      923.0     2.5     9.4
-------------------------------------------------------------------------------------------------------------
Net interest margin after provision for credit losses        623.4       731.4      673.9   (14.8)   (7.5)
-------------------------------------------------------------------------------------------------------------
Securitization revenue                                       441.1       536.0      518.3   (17.7)  (14.9)
Insurance revenue                                            177.3       188.0      170.1    (5.7)    4.2
Investment income                                             81.3        44.2       46.2    83.9    76.0
Fee income                                                   297.1       279.9      216.5     6.1    37.2
Other income                                                 243.8       158.3      188.0    54.0    29.7
Loss on disposition of Thrift assets and deposits                -      (378.2)         -   100.0       -
-------------------------------------------------------------------------------------------------------------
Total other revenues                                       1,240.6       828.2    1,139.1    49.8     8.9
-------------------------------------------------------------------------------------------------------------
Salaries and fringe benefits                                 508.6       462.1      445.3    10.1    14.2
Sales incentives                                              39.1        73.6       54.1   (46.9)  (27.7)
Occupancy and equipment expense                              101.2        91.5       92.2    10.6     9.8
Other marketing expenses                                     143.5       121.7      140.4    17.9     2.2
Other servicing and administrative expenses                  322.9       253.8      231.7    27.2    39.4
Amortization of acquired intangibles                          14.3        12.7       19.8    12.6   (27.8)
HSBC acquisition related costs incurred by Household         198.2           -          -   100.0   100.0
Policyholders' benefits                                       94.0        96.2       84.0    (2.3)   11.9
-------------------------------------------------------------------------------------------------------------
Total costs and expenses                                   1,421.8     1,111.6    1,067.5    27.9    33.2
-------------------------------------------------------------------------------------------------------------
Income before income taxes                                   442.2       448.0      745.5    (1.3)  (40.7)
Income taxes                                                 186.8       109.8      254.5    70.1   (26.6)
-------------------------------------------------------------------------------------------------------------
Net income                                                $  255.4    $  338.2   $  491.0   (24.5)  (48.0)
-------------------------------------------------------------------------------------------------------------
Operating net income, excluding non-recurring charges (1) $  422.7    $  578.2   $  491.0   (26.9)% (13.9)%
-------------------------------------------------------------------------------------------------------------
Effective tax rate                                            42.2%       24.5%      34.1%   72.2%   23.8%
-------------------------------------------------------------------------------------------------------------
Effective tax rate, excluding non-recurring charges (1)       33.3%       30.0%      34.1%   11.3%   (2.1)%
-------------------------------------------------------------------------------------------------------------

Securitization Revenue (2)
------------------------------------------------------------------------------------------
                                                            Three Months Ended
                                                      ------------------------------------
($ millions)                                            3/31/03    12/31/02     3/31/02
------------------------------------------------------------------------------------------
Net initial gain                                         $ 35.3      $ 95.2      $ 74.4
Net replenishment gains                                   136.9       139.8       124.2
Servicing revenue and excess spread                       268.9       301.0       319.7
------------------------------------------------------------------------------------------
Total                                                    $441.1      $536.0      $518.3
------------------------------------------------------------------------------------------

Receivables Securitized
----------------------------------------------------------------
                                       Three Months Ended
                               ---------------------------------
($ millions)                     3/31/03    12/31/02   3/31/02
----------------------------------------------------------------
Auto finance                    $  410.8    $  952.6  $  425.0
MasterCard/Visa (3)                320.0       184.0     600.0
Private label                          -       857.2     500.0
Personal non-credit card           510.0     1,208.0     902.7
-----------------------------------------------------------------
Total                           $1,240.8    $3,201.8  $2,427.7
-----------------------------------------------------------------

(1) Represents a non-GAAP financial measure which is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information contained herein and in our Form 10-Q for the quarterly period ended March 31, 2003. For 2003, the operating results, percentages and ratios presented exclude the $170.9 million (after-tax) of HSBC acquisition related costs which include payments to executives under existing employment agreements and investment banking, legal and other costs resulting from HSBC's acquisition of Household, and $3.6 million of net income relating to amortization of preliminary purchase accounting adjustments. For the fourth quarter 2002, the operating results, percentages and ratios presented exclude the $240.0 million (after-tax) loss on the disposition of Thrift assets and deposits.

(2) The change in our interest-only strip receivables, net of the related loss reserve and excluding the mark-to-market adjustment recorded in accumulated other comprehensive income, was ($41.5) million for the quarter ended 03/31/03, $29.3 million for the quarter ended 12/31/02, and $29.0 million for the quarter ended 03/31/02.

(3) MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

Household International, Inc.
-----------------------------------------------------------------------------------------------------
Credit Quality/Credit Loss Reserves - Owned Basis

Two-Months-and-Over Contractual Delinquency
-----------------------------------------------------------------------------------------------------
As a percent of owned consumer receivables, excludes commercial.  3/31/03   12/31/02(1)   3/31/02 (1)
-----------------------------------------------------------------------------------------------------
Real estate secured                                                 4.15%       3.91%        2.88%
Auto finance                                                        2.75        3.96         2.04
MasterCard/Visa                                                     6.87        5.97         6.54
Private label                                                       6.06        6.36         6.33
Personal non-credit card                                            9.23        8.95         8.78
-----------------------------------------------------------------------------------------------------
Total                                                               5.50%       5.34%        4.63%
=====================================================================================================

(1) Owned two-months-and-over contractual delinquency for personal non-credit card in prior periods was overstated due to a calculation error. The correct percentages are included in the table above. The managed two-months-and-over contractual delinquency ratios reported for prior periods were correct.

The tables below set out the previously reported and actual owned two-months-and-over contractual delinquency ratio for total owned receivables, including personal non-credit card, for each of the specified dates:

Delinquency - Owned Basis
------------------------------------------------------------------------------------------------------------------
                                12/31/02             09/30/02               06/30/02                03/31/02
                        ---------------------  ---------------------  --------------------   ---------------------
                         As previously         As previously          As previously          As previously
                          reported     Actual    reported     Actual   reported     Actual     reported     Actual
------------------------------------------------------------------------------------------------------------------
Real estate secured           3.91%      3.91%       3.22%      3.22%      2.78%        2.78%    2.88%        2.88%
Auto finance                  3.96       3.96        3.33       3.33       2.99         2.99     2.04         2.04
MasterCard/Visa               5.97       5.97        6.36       6.36       6.13         6.13     6.54         6.54
Private label                 6.36       6.36        6.84       6.84       6.19         6.19     6.33         6.33
Personal non-credit card     10.31       8.95        9.18       8.38       9.12         8.69     9.60         8.78
------------------------------------------------------------------------------------------------------------------
Total Owned                   5.57%      5.34%       5.01%      4.87%      4.61%        4.53%    4.77%        4.63%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Total Managed                 5.24%      5.24%       4.82%      4.82%      4.53%        4.53%    4.63%        4.63%
------------------------------------------------------------------------------------------------------------------


                                12/31/01             09/30/01               06/30/01              03/31/01
                        ---------------------  ---------------------  --------------------   ---------------------
                         As previously         As previously          As previously          As previously
                          reported     Actual    reported     Actual   reported     Actual     reported     Actual
------------------------------------------------------------------------------------------------------------------
Real estate secured           2.63%      2.63%       2.71%      2.71%      2.59%        2.59%    2.55%        2.55%
Auto finance                  2.92       2.92        2.43       2.43       2.35         2.35     1.74         1.74
MasterCard/Visa               5.67       5.67        5.22       5.22       4.80         4.80     5.02         5.02
Private label                 5.99       5.99        6.57       6.57       6.54         6.54     5.62         5.62
Personal non-credit card      9.04       8.44        8.75       8.38       8.79         8.47     8.79         8.46
------------------------------------------------------------------------------------------------------------------
Total Owned                   4.53%      4.43%       4.58%      4.52%      4.48%        4.43%    4.36%        4.30%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Total Managed                 4.46%      4.46%       4.43%      4.43%      4.27%        4.27%    4.25%        4.25%
------------------------------------------------------------------------------------------------------------------

Quarter-to-Date Charge-offs, Net of Recoveries
------------------------------------------------------------------------------------------------------------------

As a percent of average owned consumer receivables, annualized, excludes commercial.   3/31/03  12/31/02   3/31/02
------------------------------------------------------------------------------------------------------------------
Real estate secured                                                                       1.12%     1.10%      .65%
Auto finance                                                                              7.71      8.50      5.63
MasterCard/Visa                                                                           9.26      9.02      9.73
Private label                                                                             6.27      6.35      6.25
Personal non-credit card                                                                  9.04      7.74      7.71
------------------------------------------------------------------------------------------------------------------
Total                                                                                     4.22%     3.87%     3.61%
------------------------------------------------------------------------------------------------------------------
Real estate charge-offs and REO expense as a percent
 of average owned real estate secured receivables                                         1.52%     1.47%     1.05%
------------------------------------------------------------------------------------------------------------------

Credit Loss Reserves
------------------------------------------------------------------------------------------------------------------

($ millions)                                                                           3/31/03  12/31/02   3/31/02
------------------------------------------------------------------------------------------------------------------
Reserves for owned receivables at beginning of quarter                                $3,332.6  $3,127.3  $2,663.1
Provision for credit losses                                                            1,009.6     985.1     923.0
Charge-offs, net of recoveries                                                          (873.9)   (808.3)   (718.7)
Other, net                                                                                14.8      28.5       9.2
------------------------------------------------------------------------------------------------------------------
Reserves for owned receivables at end of quarter                                      $3,483.1  $3,332.6  $2,876.6
------------------------------------------------------------------------------------------------------------------
Reserves as a percent of owned receivables                                                4.17%     4.04%     3.61%
------------------------------------------------------------------------------------------------------------------

Household International, Inc.
--------------------------------------------------------------------------------
Credit Quality/Credit Loss Reserves - Owned Basis continued

Nonperforming Assets
------------------------------------------------------------------------------------------------------------
($ millions)                                                        3/31/03   12/31/02 (1)    3/31/02 (1)
------------------------------------------------------------------------------------------------------------
Nonaccrual owned receivables                                      $ 2,880.3      $ 2,665.9      $ 2,185.0
Accruing owned receivables 90 or more days delinquent                 877.9          860.7          839.3
Renegotiated commercial loans                                           1.4            1.3            1.3
------------------------------------------------------------------------------------------------------------
Total nonperforming owned receivables                               3,759.6        3,527.9        3,025.6
Real estate owned                                                     444.9          427.1          459.4
------------------------------------------------------------------------------------------------------------
Total nonperforming assets                                        $ 4,204.5      $ 3,955.0      $ 3,485.0
------------------------------------------------------------------------------------------------------------
Owned credit loss reserves as a percent
   of nonperforming owned receivables                                  92.7%          94.5%          95.1%
------------------------------------------------------------------------------------------------------------

(1) Nonaccrual receivables, total nonperforming receivables and total nonperforming assets for personal non-credit card in prior periods were overstated due to a calculation error. As a result, credit loss reserves as a percentage of nonperforming receivables was understated in those periods. The correct amounts are included in the table above. The managed nonperforming assets statistics reported for prior periods were correct.

The tables below set out the previously reported and actual owned nonperforming assets statistics for total owned receivables, including personal non-credit card, for each of the specified dates:

Nonperforming Assets
------------------------------------------------------------------------------------------------------------------------------------
                                        12/31/02                09/30/02               06/30/02                03/31/02
                                  --------------------------------------------------------------------------------------------------
                                   As                      As                     As                       As
                                   previously              previously             previously               previously
                                   reported     Actual     reported     Actual    reported     Actual      reported      Actual
------------------------------------------------------------------------------------------------------------------------------------
Nonaccrual receivables             $2,811.9    $2,665.9    $2,569.5    $2,484.5    $2,356.4   $2,316.4      $2,261.0    $2,185.0
Accruing consumer receivables
 90 or more days delinquent           860.7       860.7       824.2       824.2       750.6      750.6         839.3       839.3
Renegotiated commercial loans           1.3         1.3         1.3         1.3         1.4        1.4           1.3         1.3
------------------------------------------------------------------------------------------------------------------------------------
Total nonperforming receivables     3,673.9     3,527.9     3,395.0     3,310.0     3,108.4    3,068.4       3,101.6     3,025.6
Real estate owned                     427.1       427.1       451.1       451.1       456.7      456.7         459.4       459.4
------------------------------------------------------------------------------------------------------------------------------------
Total nonperforming assets        $ 4,101.0    $3,955.0   $ 3,846.1    $3,761.1   $ 3,565.1   $3,525.1     $ 3,561.0    $3,485.0
------------------------------------------------------------------------------------------------------------------------------------
Credit loss reserves as a percent
of nonperforming receivables           90.7%       94.5%       92.1%       94.5%       96.0%      97.2%         92.7%       95.1%
------------------------------------------------------------------------------------------------------------------------------------


                                        12/31/01                09/30/01               06/30/01                03/31/01
                                  --------------------------------------------------------------------------------------------------
                                   As                      As                     As                       As
                                   previously              previously             previously               previously
                                   reported     Actual     reported     Actual    reported     Actual      reported      Actual
------------------------------------------------------------------------------------------------------------------------------------
Nonaccrual receivables            $ 2,079.5    $2,027.5    $2,009.6    $1,979.6    $1,855.2   $1,832.2      $1,825.1   $ 1,803.1

Accruing consumer receivables
 90 or more days delinquent           844.1       844.1       806.6       806.6       743.6      743.6         669.3       669.3
Renegotiated commercial loans           2.1         2.1         -           -          12.3       12.3          12.3        12.3
------------------------------------------------------------------------------------------------------------------------------------
Total nonperforming receivables     2,925.7     2,873.7     2,816.2     2,786.2     2,611.1    2,588.1       2,506.7     2,484.7
Real estate owned                     398.9       398.9       363.0       363.0       365.2      365.2         350.2       350.2
------------------------------------------------------------------------------------------------------------------------------------
Total nonperforming assets         $3,324.6    $3,272.6    $3,179.2    $3,149.2    $2,976.3   $2,953.3     $2,856.9     $2,834.9
------------------------------------------------------------------------------------------------------------------------------------
Credit loss reserves as a percent
 of nonperforming receivables          91.0%       92.7%       87.9%       88.9%       91.0%      91.8%         91.1%       91.9%
------------------------------------------------------------------------------------------------------------------------------------


Balance Sheet Data
--------------------------------------------------------------------------------------------------------------------------
($ millions)                                                                     3/31/03     12/31/02       3/31/02
--------------------------------------------------------------------------------------------------------------------------
Owned assets                                                                   $107,415.8    $97,860.6     $89,842.7
Owned receivables                                                                83,438.4     82,562.3      79,594.5
Investment securities (2)                                                         7,081.2      7,584.0       5,035.8
Managed assets                                                                  131,671.5    122,794.1     111,425.9
Managed receivables                                                             107,694.1    107,495.8     101,177.7
Debt                                                                             84,658.2     81,725.7      74,462.8
Trust originated preferred securities                                             1,021.9        975.0         975.0
Preferred stock                                                                   1,100.0      1,193.2         843.2
Common shareholder's (s') equity                                                 14,622.2      9,222.9       8,495.4
--------------------------------------------------------------------------------------------------------------------------

(2) Includes amounts held in our credit card bank and other liquidity-related portfolios as well as our insurance business.

Household International, Inc.
--------------------------------------------------------------------------------
Receivables Analysis



End-of-Period Receivables

                                                                                                     % Change from Prior
                                                                                                     -------------------
($ millions)                                              3/31/03       12/31/02       3/31/02        Qtr.       Year
------------------------------------------------------------------------------------------------------------------------
Owned receivables:
   Real estate secured                                  $ 47,256.6     $ 45,818.5     $ 45,628.9       3.1%       3.6%
   Auto finance                                            2,156.2        2,023.8        2,602.9       6.5      (17.2)
   MasterCard/Visa                                         8,452.5        8,946.5        6,970.2      (5.5)      21.3
   Private label                                          11,189.4       11,339.6       10,688.4      (1.3)       4.7
   Personal non-credit card                               13,927.0       13,970.9       13,213.0      (0.3)       5.4
   Commercial and other                                      456.7          463.0          491.1      (1.4)      (7.0)
------------------------------------------------------------------------------------------------------------------------
Total owned receivables                                   83,438.4       82,562.3       79,594.5       1.1        4.8
-------------------------------------------------------------------------------------------------------------------------
Purchase accounting fair value adjustments                 1,773.8             -               -     100.0      100.0
Accrued finance charges                                    1,503.5        1,537.6        1,515.3      (2.2)      (0.8)
Credit loss reserve for owned receivables                 (3,483.1)      (3,332.6)      (2,876.6)       4.5       21.1
Unearned credit insurance premiums and claims reserves      (847.2)        (799.0)        (886.4)       6.0       (4.4)
Interest-only strip receivables (1)                        1,109.4        1,147.8        1,034.5      (3.3)       7.2
Amounts due and deferred from receivables sales              832.9          934.4          243.0     (10.9)       100+
------------------------------------------------------------------------------------------------------------------------
Total owned receivables, net                              84,327.7       82,050.5       78,624.3       2.8        7.3
------------------------------------------------------------------------------------------------------------------------
Receivables serviced with limited recourse:
     Real estate secured                                     339.2          456.2          619.8     (25.6)     (45.3)
     Auto finance                                          5,226.8        5,418.6        4,012.7      (3.5)      30.3
     MasterCard/Visa                                       9,941.8       10,006.1        9,378.3      (0.6)       6.0
     Private label                                         3,577.1        3,577.1        2,634.0          -      35.8
     Personal non-credit card                              5,170.8        5,475.5        4,938.4      (5.6)       4.7
------------------------------------------------------------------------------------------------------------------------
Total receivables serviced with limited recourse          24,255.7       24,933.5       21,583.2      (2.7)      12.4
------------------------------------------------------------------------------------------------------------------------
Total managed receivables, net                          $108,583.4     $106,984.0     $100,207.5       1.5%       8.4%
------------------------------------------------------------------------------------------------------------------------

End-of-Period Managed Receivables

                                                                                                     % Change from Prior
                                                                                                     -------------------
($ millions)                                              3/31/03       12/31/02       3/31/02        Qtr.       Year
------------------------------------------------------------------------------------------------------------------------
Real estate secured                                     $ 47,595.8     $ 46,274.7     $ 46,248.7       2.9%       2.9%
Auto finance                                               7,383.0        7,442.4        6,615.6      (0.8)      11.6
MasterCard/Visa                                           18,394.3       18,952.6       16,348.5      (2.9)      12.5
Private label                                             14,766.5       14,916.7       13,322.4      (1.0)      10.8
Personal non-credit card (2)                              19,097.8       19,446.4       18,151.4      (1.8)       5.2
Commercial and other                                         456.7          463.0          491.1      (1.4)      (7.0)
------------------------------------------------------------------------------------------------------------------------
Managed portfolio                                       $107,694.1     $107,495.8     $101,177.7       0.2%       6.4%
------------------------------------------------------------------------------------------------------------------------

Percent of managed portfolio                              3/31/03       12/31/02       3/31/02
---------------------------------------------------------------------------------------------------
Real estate secured                                           44.2%         43.0%           45.7%
Auto finance                                                   6.9           6.9             6.5
MasterCard/Visa                                               17.1          17.6            16.2
Private label                                                 13.7          13.9            13.2
Personal non-credit card                                      17.7          18.2            17.9
Commercial and other                                            .4            .4              .5
---------------------------------------------------------------------------------------------------
Managed portfolio                                            100.0%        100.0%          100.0%
---------------------------------------------------------------------------------------------------


(1) Our estimate of the recourse obligation totaled $1,776.2 million at 03/31/03, $1,759.5 million at 12/31/02, and $1,269.9 million at 03/31/02.

(2) Personal non-credit card managed receivables are comprised of the following:

($ millions)                                              3/31/03       12/31/02       3/31/02
---------------------------------------------------------------------------------------------------
Domestic personal unsecured                             $ 10,093.3     $10,156.1      $  9,547.1
Union Plus personal unsecured                                977.6       1,095.4         1,065.0
Personal homeowner loans                                   4,927.3       5,131.7         4,926.4
Foreign unsecured                                          3,099.6       3,063.2         2,612.9
---------------------------------------------------------------------------------------------------
Total                                                   $ 19,097.8     $19,446.4      $ 18,151.4
---------------------------------------------------------------------------------------------------

Household International, Inc.
--------------------------------------------------------------------------------
Supplemental Managed Basis Information

Securitizations and sales of consumer receivables are a source of liquidity for us. We continue to service the securitized receivables after such receivables are sold and we retain a limited recourse obligation. Securitizations impact the classification of revenues. When reporting on a managed basis, net interest margin, provision for credit losses, fee income, and securitization revenue related to receivables sold are reclassified from securitization revenue into the appropriate caption.



Three Months
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Three Months Ended                           % Change from Prior
                                           --------------------------------------------------------------------- -------------------
($ millions)                                  3/31/03     (1)       12/31/02       (1)        3/31/02       (1)       Qtr.    Year
------------------------------------------------------------------------------------------------------------------------------------
Finance and other interest income          $  3,423.0    12.04%    $  3,534.0     12.11%    $  3,377.2     13.10%    (3.1)%    1.4 %
Interest expense                              1,064.4     3.74        1,119.0      3.83        1,124.0      4.36     (4.9)    (5.3)
------------------------------------------------------------------------------------------------------------------------------------
Net interest margin                           2,358.6     8.30%       2,415.0      8.28%       2,253.2      8.74%    (2.3)     4.7
Provision for credit losses                   1,416.9                 1,543.0                  1,362.3               (8.2)     4.0
------------------------------------------------------------------------------------------------------------------------------------
Net interest margin after
  provision for credit losses              $    941.7              $    872.0               $    890.9                8.0 %    5.7 %
------------------------------------------------------------------------------------------------------------------------------------
Insurance revenue                          $    177.3              $    188.0               $    170.1               (5.7)     4.2 %
Investment income                                81.3                    44.2                     46.2               83.9     76.0
Fee income                                      451.8                   463.8                    372.0               (2.6)    21.5
Securitization revenue                          (31.9)                  211.4                    145.8             (100)+   (100)+
Other income                                    243.8                   158.3                    188.0               54.0     29.7
Loss on disposition of Thrift assets
  and deposits                                      -                  (378.2)                       -              100.0        -
------------------------------------------------------------------------------------------------------------------------------------
Total other revenues                       $    922.3              $    687.5               $    922.1               34.2 %    0.0 %
------------------------------------------------------------------------------------------------------------------------------------
Average managed receivables:
  Real estate secured                      $ 46,801.4              $ 48,669.9               $ 45,800.7               (3.8)%    2.2 %
  Auto finance                                7,364.0                 7,417.9                  6,530.6               (0.7)    12.8
  MasterCard/Visa                            18,681.4                18,081.1                 16,890.8                3.3     10.6
  Private label                              14,840.4                13,936.5                 13,621.4                6.5      8.9
  Personal non-credit card                   19,402.7                19,567.1                 18,030.3               (0.8)     7.6
  Commercial and other                          458.6                   467.9                    496.5               (2.0)    (7.6)
------------------------------------------------------------------------------------------------------------------------------------
Total                                       107,548.5               108,140.4                101,370.3               (0.5)     6.1
Average noninsurance investments              5,551.9                 8,009.4                  1,178.6              (30.7)    100+
Other interest-earning assets                   619.9                   579.1                    538.3                7.0     15.2
------------------------------------------------------------------------------------------------------------------------------------
Average managed interest-earning assets    $113,720.3              $116,728.9               $103,087.2               (2.6)%   10.3 %
------------------------------------------------------------------------------------------------------------------------------------

(1) % Columns: comparison to average managed interest-earning assets, annualized.

Household International, Inc.
----------------------------------------------------------------------------------------------------------
Credit Quality/Credit Loss Reserves Information - Managed Basis

Two-Months-and-Over Contractual Delinquency
----------------------------------------------------------------------------------------------------------
As a percent of managed consumer receivables, excludes commercial.            3/31/03   12/31/02   3/31/02
----------------------------------------------------------------------------------------------------------
Real estate secured                                                              4.18%      3.94%     2.93%
Auto finance                                                                     2.90       3.65      2.51
MasterCard/Visa                                                                  4.57       4.12      4.39
Private label                                                                    5.77       6.03      5.82
Personal non-credit card                                                         9.65       9.41      9.02
----------------------------------------------------------------------------------------------------------
Total                                                                            5.36%      5.24%     4.63%
----------------------------------------------------------------------------------------------------------

Quarter-to-Date Charge-offs, Net of Recoveries
----------------------------------------------------------------------------------------------------------
As a percent of average managed consumer receivables, annualized, excludes
commercial.                                                                   3/31/03   12/31/02   3/31/02
----------------------------------------------------------------------------------------------------------
Real estate secured                                                              1.12%      1.11%      .65%
Auto finance                                                                     8.10       7.62      6.70
MasterCard/Visa                                                                  7.01       6.98      7.17
Private label                                                                    5.91       5.91      5.57
Personal non-credit card                                                         9.18       7.84      7.86
----------------------------------------------------------------------------------------------------------
Total                                                                            4.75%      4.39%     4.09%
----------------------------------------------------------------------------------------------------------
Real estate charge-offs and REO expense as a percent
  of average managed real estate secured receivables                             1.52%      1.48%     1.05%
----------------------------------------------------------------------------------------------------------

Credit Loss Reserves
----------------------------------------------------------------------------------------------------------
($ millions)                                                                  3/31/03   12/31/02   3/31/02
----------------------------------------------------------------------------------------------------------
Reserves for managed receivables
   at beginning of quarter                                                  $ 5,092.1  $ 4,688.8 $ 3,811.4
Provision for credit losses                                                   1,416.9    1,543.0   1,362.3
Charge-offs, net of recoveries                                               (1,272.3)  (1,181.0) (1,031.5)
Other, net                                                                       22.6       41.3       4.3
----------------------------------------------------------------------------------------------------------
Reserves for managed receivables at end of quarter                          $ 5,259.3  $ 5,092.1 $ 4,146.5
----------------------------------------------------------------------------------------------------------
Reserves as a percent of managed receivables                                     4.88%      4.74%     4.10%
----------------------------------------------------------------------------------------------------------

Nonperforming Assets
----------------------------------------------------------------------------------------------------------
($ millions)                                                                  3/31/03   12/31/02   3/31/02
----------------------------------------------------------------------------------------------------------
Nonaccrual managed receivables                                              $ 3,517.8  $ 3,347.2 $ 2,722.6
Accruing managed receivables 90 or more days delinquent                       1,207.1    1,173.5   1,104.3
Renegotiated commercial loans                                                     1.4        1.3       1.3
----------------------------------------------------------------------------------------------------------
Total nonperforming managed receivables                                       4,726.3    4,522.0   3,828.2
Real estate owned                                                               444.9      427.1     459.4
----------------------------------------------------------------------------------------------------------
Total nonperforming assets                                                  $ 5,171.2  $ 4,949.1 $ 4,287.6
----------------------------------------------------------------------------------------------------------
Managed credit loss reserves as a percent
     of nonperforming managed receivables                                       111.3%     112.6%    108.3%
----------------------------------------------------------------------------------------------------------

Household International, Inc.
--------------------------------------------------------------------------------
Restructuring Statistics

Our policies and practices for the collection of consumer receivables, including our restructuring policies and practices, permit us to reset the contractual delinquency status of an account to current, based on indicia or criteria which, in our judgement, evidence continued payment probability. Such restructuring policies and practices vary by product and are designed to manage customer relationships, maximize collections and avoid foreclosure or repossession if reasonably possible. The following tables summarize restructuring statistics in our domestic managed basis portfolio.

Total Restructured by Restructure Period - Domestic Portfolio (1)

(Managed Basis)
---------------------------------------------------------------------------------------------------
                                                                 3/31/03      12/31/02      3/31/02
---------------------------------------------------------------------------------------------------
Never restructured                                                  83.3%         84.4%        82.8%
Restructured:
   Restructured in the last 6 months                                 7.5           6.5          8.6
   Restructured in the last 7-12 months                              3.6           4.1          4.6
   Previously restructured beyond 12 months                          5.6           5.0          4.0
---------------------------------------------------------------------------------------------------
   Total ever restructured (2)                                      16.7          15.6         17.2
---------------------------------------------------------------------------------------------------
Total                                                              100.0%        100.0%      100.0%
---------------------------------------------------------------------------------------------------

Total Restructured by Product - Domestic Portfolio (1)

(Managed Basis)
---------------------------------------------------------------------------------------------------
($ millions)                           3/31/03                 12/31/02                3/31/02
---------------------------------------------------------------------------------------------------
Real estate secured              $ 9,163.4    20.0%      $ 8,473.2   19.0%      $ 8,880.6    19.8%
Auto finance                       1,247.7    16.9         1,242.9   16.7         1,005.6    15.2
MasterCard/Visa                      549.2     3.4           540.8    3.2           526.3     3.5
Private label                      1,225.8     9.6         1,255.4    9.7         1,269.2    10.9
Personal non-credit card           4,127.5    25.8         3,768.1   23.0         4,288.6    27.6
---------------------------------------------------------------------------------------------------
Total (2)                        $16,313.6    16.7%      $15,280.4   15.6%      $15,970.3    17.2%
---------------------------------------------------------------------------------------------------

(1) Excludes foreign businesses, commercial and other. Amounts also include accounts as to which the delinquency status has been reset to current for reasons other than restructuring (e.g. correcting the misapplication of a timely payment).

(2) Total including foreign businesses was 15.8 percent at 03/31/03, 14.8 percent at 12/31/02, and 16.4 percent at 03/31/02.

 The amount of managed receivables in forbearance, modification, Credit Card Services consumer credit counseling accommodations, rewrites or other account management techniques for which we have reset delinquency and that is not included in the restructured statistics above was approximately $1.0 billion or .93 percent of managed receivables at March 31, 2003, $900 million or .84 percent of managed receivables at December 31, 2002 and approximately $600 million or .59 percent of managed receivables at March 31, 2002.